UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2011

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.03 below is incorporated by reference in response to this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 16, 2011, AGL Capital Corporation (the “Company”), a wholly-owned subsidiary of AGL Resources Inc., commenced an offering of its 5.875% Senior Notes due 2041 in the aggregate principal amount of $500,000,000 (the “Notes”) and the related guarantee (the “Guarantee”) thereof by AGL Resources Inc., as guarantor (the “Guarantor”).

The Notes were offered and sold in an underwritten public offering pursuant to the Company’s and the Guarantor’s Registration Statement on Form S-3 (Registration Nos. 333-168901 and 333-168901-02) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on August 17, 2010 (the “Registration Statement”).  The Guarantor intends to use net proceeds to repay a portion of short-term debt, some of which was issued to repay the Company’s $300 million senior notes that matured in January 2011. Additionally, the Guarantor intends to use net proceeds to pay a portion of the cash consideration and expenses in connection with its proposed merger with Nicor Inc. if it is consummated and for general corporate purposes.

The Underwriting Agreement, dated March 16, 2011, by and among the Company, as issuer, the Guarantor, as guarantor, and Goldman, Sachs & Co., for itself and on behalf of several underwriters listed on Schedule A thereto, relating to the underwritten public offering of the Notes, is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference into the Registration Statement.

The form of Note and related form of Guarantee are filed as Exhibits 4.1 and 4.2 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

Legal opinions of Kilpatrick Townsend & Stockton LLP and Woodburn and Wedge with respect to the validity of the Notes and the Guarantee are filed as Exhibits 5.1 and 5.2 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

Item 7.01.          Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 is a press release by the Guarantor dated March 16, 2011 announcing the offering of the Notes.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 16, 2011, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Goldman, Sachs & Co., for itself and on behalf of the several underwriters listed on Schedule A thereto.

4.1	Form of AGL Capital Corporation 5.875% Senior Notes due 2041.

4.2	Form of AGL Resources Inc. Guarantee

5.1	Opinion of Kilpatrick Townsend & Stockton LLP.

5.2	Opinion of Woodburn and Wedge, special Nevada counsel.

24.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

24.2	Consent of Woodburn and Wedge (included in Exhibit 5.2)

99.1	Press Release of the Guarantor dated March 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: March 21, 2011	/s/Andrew W. Evans
Andrew W. Evans Executive Vice President and Chief Financial Officer

 Exhibit Index

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 16, 2011, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Goldman, Sachs & Co., for itself and on behalf of the several underwriters listed on Schedule A thereto.

4.1	Form of AGL Capital Corporation 5.875% Senior Notes due 2041.

4.2	Form of AGL Resources Inc. Guarantee

5.1	Opinion of Kilpatrick Townsend & Stockton LLP.

5.2	Opinion of Woodburn and Wedge, special Nevada counsel.

24.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

24.2	Consent of Woodburn and Wedge (included in Exhibit 5.2)

99.1	Press Release of the Guarantor dated March 16, 2011.